News release

FOR IMMEDIATE RELEASE

SANDY SPRING BANCORP REPORTS THIRD QUARTER PROFIT OF

$11.0 MILLION

OLNEY, MARYLAND, October 18, 2012 — Sandy Spring Bancorp, Inc., (Nasdaq-SASR) the parent company of Sandy Spring Bank, today announced net income for the third quarter of 2012 of $11.0 million ($.44 per diluted share) compared to net income of $11.3 million ($0.47 per diluted share) for the third quarter of 2011 and net income of $7.2 million ($0.30 per diluted share) for the second quarter of 2012.

Net income for the nine-month period ended September 30, 2012 totaled $26.7 million ($1.09 per diluted share) compared to net income of $26.8 million ($1.11 per diluted share) for the prior year period.

“Our strong third quarter results were driven by the accretive effect on the net interest margin from the CommerceFirst acquisition, completed in the prior quarter,” said Daniel J. Schrider, President and Chief Executive Officer. “Together with continued improvement to our deposit mix, these factors produced a 12% increase in net interest income over the prior year quarter.”

“While the struggling economy and intense competition in our markets limited our loan growth during the quarter, non-interest income benefited from an increased volume of mortgage originations, most of which were sold in the secondary market,” said Schrider.

Third Quarter Highlights:

•	Pre-tax pre-provision income, a non-GAAP measure, was $17.0 million for the third quarter of 2012, a 23% increase over the third quarter of 2011 and a 16% increase over the second quarter of 2012.

•	The net interest margin was 3.67% for the third quarter of 2012, compared to 3.53% for the third quarter of 2011 and 3.62% for the second quarter of 2012.

•	Non-interest income increased 8% for the quarter compared to the prior year quarter due primarily to higher income from mortgage banking activities.

•	Non-performing loans decreased to $59.9 million at September 30, 2012 compared to $82.8 million at September 30, 2011 and $64.5 million at June 30, 2012. The decrease in the third quarter was due to a lower level of non-accrual loans.

Review of Balance Sheet and Credit Quality

Total assets increased 7% to $3.9 billion at September 30, 2012 compared to balances at September 30, 2011. Total loans and leases increased 15% to $2.5 billion compared to the prior year. This increase consisted of $157.2 million in loans from the acquisition of CommerceFirst and $166.4 million of internally-generated loan growth, primarily in the commercial loan portfolio. Total loans increased 10% compared to balances at December 31, 2011. Excluding the loans acquired in the CommerceFirst acquisition, total loans increased 8% compared to September 30, 2011 and 3% compared to December 31, 2011.

Customer funding sources, which include deposits and other short-term borrowings from customers, increased 8% compared to September 30, 2011. This increase was due primarily to a 22% increase in noninterest-bearing and interest-bearing checking accounts. The Company views the growth in checking accounts as an especially valuable metric as it provides additional opportunities to grow multiple product banking relationships with clients. Excluding the deposits acquired in the CommerceFirst acquisition, total customer funding sources increased 4% while certificates of deposit declined 17% at September 30, 2012 compared to balances at September 30, 2011, as the Company managed its deposit mix to maintain the net interest margin.

Tangible common equity, a non-GAAP metric, totaled $379.8 million at September 30, 2012 compared to $345.6 million at September 30, 2011 resulting in an increase in the ratio of tangible common equity to tangible assets from 9.75% at September 30, 2011 to 9.99% at September 30, 2012. This increase was due primarily to stock issued in connection with the CommerceFirst acquisition and net income earned during the period. At September 30, 2012, the Company had a total risk-based capital ratio of 15.56%, a tier 1 risk-based capital ratio of 14.31% and a tier 1 leverage ratio of 10.99%.

Non-performing loans decreased to $59.9 million at September 30, 2012 compared to $82.8 million at September 30, 2011 and $64.5 million at June 30, 2012. The Company’s credit quality metrics showed continued improvement due to resolution of existing problem credits and limited migration of new credits to non-performing status.

The provision for loan and lease losses was a charge of $0.2 million for the third quarter of 2012 compared to a credit of $3.5 million for the third quarter of 2011 and a charge of $1.6 million for the second quarter of 2012. The increase in the provision for the third quarter of 2012 compared to the third quarter of 2011 was due primarily to a decline in historical losses at September 30, 2011 which caused a credit balance in the provision for the third quarter of 2011. The decrease in the provision for the third quarter of 2012 compared to the second quarter of 2012 was largely due to a decline in total non-performing loans and related specific reserves.

Loan charge-offs, net of recoveries, totaled $2.9 million for the third quarter of 2012 compared to net charge-offs of $2.0 million for the third quarter of 2011 and $1.4 million for the second quarter of 2012. The allowance for loan and lease losses represented 1.73% of outstanding loans and leases and 71% of non-performing loans at September 30, 2012 compared to 2.32% of outstanding loans and leases and 60% of non-performing loans at September 30, 2011 and 1.83% of outstanding loans and leases and 70% of non-performing loans at June 30, 2012. Non-performing loans includes accruing loans 90 days or more past due and restructured loans.

Income Statement Review

Net interest income for the third quarter of 2012 increased by $3.5 million or 12% compared to the third quarter of 2011 due to an increase in average interest-earning assets resulting from the CommerceFirst transaction and organic growth. Combined with a lower cost deposit mix, these factors resulted in an increase in the net interest margin to 3.67% for the third quarter of 2012 compared to 3.53% for the third quarter of 2011.

Non-interest income increased $0.9 million or 8% to $12.2 million for the third quarter of 2012 compared to $11.3 million for the third quarter of 2011. This increase was due primarily to growth in income from mortgage banking activities of $0.8 million due to higher loan origination volumes and higher average gains on sales, both due to increased refinancing activity during the quarter. In addition, Visa check fees increased 6% over the prior year quarter due to a higher volume of electronic transactions.

Non-interest expenses were $27.2 million for the third quarter of 2012 compared to $25.8 million in the third quarter of 2011, an increase of $1.4 million or 5%. This increase was driven by higher salaries and benefits, occupancy and marketing expenses. The non-GAAP efficiency ratio improved to 58.9% for the third quarter of 2012 compared to 62.0% for the third quarter of 2011.

Net interest income for the first nine months of 2012 increased by $5.8 million or 7% compared to the first nine months of 2011 due to an increase in average earning assets resulting from organic loan growth, loans acquired in the CommerceFirst acquisition and an increased level of noninterest-bearing deposits, which more than offset lower earning asset yields. These factors, together with a decline in the cost of funds, resulted in an increase in the net interest margin to 3.62% for the first nine months of 2012 compared to 3.59% for the first nine months of 2011.

Non-interest income increased $2.6 million or 8% to $34.7 million for the first nine months of 2012 as compared to $32.1 million for 2011. This increase was due primarily to an increase of $1.9 million or 79% in income from mortgage banking activities due to higher volumes and increased average gains from refinancing activity. Revenue from wealth management services increased $0.3 million or 3% due primarily to higher assets under management.

Non-interest expenses were $82.7 million for the first nine months of 2012 compared to $77.7 million for the first nine months of 2011, an increase of $5.0 million or 6%. This increase was driven by a 7% increase in salaries and benefits expense due to merit salary increases, a larger staff and higher cost of health benefits. These expenses were partially offset by a 21% decrease in FDIC insurance premiums due to a change in calculation of such premiums effective in the third quarter of 2011. Excluding one-time merger expenses of $2.7 million in the first nine months of 2012, non-interest expenses increased only 3% over the prior year period. The non-GAAP efficiency ratio was 61.1% for the first nine months of 2012 compared to 63.3% for the first nine months of 2011.

Conference Call

The Company’s management will host a conference call to discuss its third quarter results today at 2:00 P.M. (ET). A live Web cast of the conference call is available through the Investor Relations’ section of the Sandy Spring Web site at www.sandyspringbank.com. Participants may call 1-877-317-6789. A password is not necessary. Visitors to the Web site are advised to log on 10 minutes ahead of the scheduled start of the call. An internet-based replay will be available at the Web site until 9:00 am (ET) November 19, 2012. A replay of the teleconference will be available through the same time period by calling 1-877-344-7529 under conference call number 10018787.

About Sandy Spring Bancorp/Sandy Spring Bank

With $3.9 billion in assets, Sandy Spring Bancorp is the holding company for Sandy Spring Bank and its principal subsidiaries, Sandy Spring Insurance Corporation and West Financial Services, Inc. Sandy Spring Bancorp is the largest publicly traded banking company headquartered and operating in Maryland. Sandy Spring is a community banking organization that focuses its lending and other services on businesses and consumers in the local market area. Independent and community-oriented, Sandy Spring Bank was founded in 1868 and offers a broad range of commercial banking, retail banking and trust services through 49 community offices in Anne Arundel, Carroll, Frederick, Howard, Montgomery, and Prince George’s counties in Maryland, and Arlington, Fairfax and Loudoun counties in Virginia. Through its subsidiaries, Sandy Spring Bank also offers a comprehensive menu of insurance and investment management services. Visit www.sandyspringbank.com to locate an ATM near you or for more information about Sandy Spring Bank.

For additional information or questions, please contact:

Daniel J. Schrider, President & Chief Executive Officer, or

Philip J. Mantua, E.V.P. & Chief Financial Officer

Sandy Spring Bancorp

17801 Georgia Avenue

Olney, Maryland 20832

1-800-399-5919

Email:	DSchrider@sandyspringbank.com

PMantua@sandyspringbank.com

Web site: www.sandyspringbank.com

Forward-Looking Statements

Sandy Spring Bancorp makes forward-looking statements in this news release and in the conference call regarding this news release. These forward-looking statements may include: statements of goals, intentions, earnings expectations, and other expectations; estimates of risks and of future costs and benefits; assessments of probable loan and lease losses; assessments of market risk; and statements of the ability to achieve financial and other goals.

Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made. Sandy Spring Bancorp does not assume any duty and does not undertake to update its forward-looking statements. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those that Sandy Spring Bancorp anticipated in its forward-looking statements and future results could differ materially from historical performance.

Sandy Spring Bancorp’s forward-looking statements are subject to the following principal risks and uncertainties: general economic conditions and trends, either nationally or locally; conditions in the securities markets; changes in interest rates; changes in deposit flows, and in the demand for deposit, loan, and investment products and other financial services; changes in real estate values; changes in the quality or composition of the Company’s loan or investment portfolios; changes in competitive pressures among financial institutions or from non-financial institutions; the Company’s ability to retain key members of management; changes in legislation, regulations, and policies; and a variety of other matters which, by their nature, are subject to significant uncertainties. Sandy Spring Bancorp provides greater detail regarding some of these factors in its Form 10-K for the year ended December 31, 2011, including in the Risk Factors section of that report, and in its other SEC reports. Sandy Spring Bancorp’s forward-looking statements may also be subject to other risks and uncertainties, including those that it may discuss elsewhere in this news release or in its filings with the SEC, accessible on the SEC’s Web site at www.sec.gov.

Sandy Spring Bancorp, Inc. and Subsidiaries
FINANCIAL HIGHLIGHTS - UNAUDITED

	Three Months Ended			Nine Months Ended
	September 30,		%	September 30,		%
(Dollars in thousands, except per share data)	2012	2011	Change	2012	2011	Change
Results of Operations:
Net interest income	$31,785	$28,330	12%	$90,299	$84,494	7%
Provision for loan and lease losses	232	(3,520)	(107)	2,481	(854)	-
Non-interest income	12,242	11,336	8	34,709	32,130	8
Non-interest expenses	27,167	25,848	5	82,708	77,748	6
Income before income taxes	16,628	17,338	(4)	39,819	39,730	-
Net income	10,990	11,257	(2)	26,673	26,844	(1)

Pre-tax pre-provision pre-merger expense income	$16,996	$13,818	23	$45,008	$38,876	16

Return on average assets	1.13%	1.24%		0.95%	1.01%
Return on average common equity	9.22%	10.42%		7.74%	8.61%
Net interest margin	3.67%	3.53%		3.62%	3.59%
Efficiency ratio - GAAP (1)	61.70%	65.16%		66.16%	66.67%
Efficiency ratio - Non-GAAP (1)	58.91%	62.02%		61.08%	63.29%

Per share data:
Basic net income	$0.44	$0.47	(6)%	$1.09	$1.11	(2)%
Diluted net income	0.44	0.47	(6)	1.09	1.11	(2)
Average fully diluted shares	24,949,205	24,142,137	3	24,535,439	24,127,814	2
Dividends declared per share	0.12	0.08	50	0.34	0.24	42
Book value per share	19.35	18.31	6	19.35	18.31	6
Tangible book value per share	15.26	14.35	6	15.26	14.35	6
Outstanding shares	24,896,136	24,079,204	3	24,896,136	24,079,204	3

Financial Condition at period-end:
Investment securities	$1,074,918	$1,174,180	(8)%	$1,074,918	$1,174,180	(8)%
Loans and leases	2,468,985	2,145,403	15	2,468,985	2,145,403	15
Interest-earning assets	3,614,310	3,370,360	7	3,614,310	3,370,360	7
Assets	3,887,427	3,626,043	7	3,887,427	3,626,043	7
Deposits	2,880,262	2,640,324	9	2,880,262	2,640,324	9
Interest-bearing liabilities	2,560,040	2,517,180	2	2,560,040	2,517,180	2
Stockholders' equity	481,810	440,791	9	481,810	440,791	9

Capital ratios:
Tier 1 leverage	10.99%	10.79%		10.99%	10.79%
Tier 1 capital to risk-weighted assets	14.31%	14.96%		14.31%	14.96%
Total regulatory capital to risk-weighted assets	15.56%	16.21%		15.56%	16.21%
Tangible common equity to tangible assets (2)	9.99%	9.75%		9.99%	9.75%
Average equity to average assets	12.27%	11.87%		12.31%	11.71%

Credit quality ratios:
Allowance for loan and lease losses to loans and leases	1.73%	2.32%		1.73%	2.32%
Non-performing loans to total loans	2.42%	3.86%		2.42%	3.86%
Non-performing assets to total assets	1.78%	2.50%		1.78%	2.50%
Allowance for loan and lease losses to non-performing loans	71.18%	60.01%		71.18%	60.01%
Annualized net charge-offs to average loans and leases (3)	0.46%	0.37%		0.53%	0.72%

(1)	The GAAP efficiency ratio is non-interest expenses divided by net interest income plus non-interest income from the Consolidated Statements of Income. The traditional, non-GAAP efficiency ratio excludes intangible asset amortization and merger expenses from non-interest expense; securities gains (losses) from non-interest income; OTTI; and the tax-equivalent adjustment to net interest income. See the Reconciliation Table included with these Financial Highlights.

(2)	The tangible common equity to tangible assets ratio is a non-GAAP ratio that divides assets excluding intangible assets into stockholders' equity after deducting intangible assets and other comprehensive gains (losses). See the Reconciliation Table included with these Financial Highlights.

(3)	Calculation utilizes average loans and leases, excluding residential mortgage loans held-for-sale.

Sandy Spring Bancorp, Inc. and Subsidiaries
RECONCILIATION TABLE - UNAUDITED

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(Dollars in thousands)	2012	2011	2012	2011
Pre-tax pre-provision pre-merger expense income:
Net income	$10,990	$11,257	$26,673	$26,844
Plus non-GAAP adjustment:
Merger expenses	136	-	2,708	-
Income taxes	5,638	6,081	13,146	12,886
Provision (credit) for loan and lease losses	232	(3,520)	2,481	(854)
Pre-tax pre-provision pre-merger expense income	$16,996	$13,818	$45,008	$38,876

GAAP efficiency ratio:
Non-interest expenses	$27,167	$25,848	$82,708	$77,748

Net interest income plus non-interest income	$44,027	$39,666	$125,008	$116,624

GAAP Efficiency ratio	61.70%	65.16%	66.16%	66.67%

Non-GAAP efficiency ratio:
Non-interest expenses	$27,167	$25,848	$82,708	$77,748
Less non-GAAP adjustment:
Amortization of intangible assets	476	461	1,403	1,384
Merger expenses	136	-	2,708	-
Non-interest expenses - as adjusted	$26,555	$25,387	$78,597	$76,364

Net interest income plus non-interest income	$44,027	$39,666	$125,008	$116,624
Plus non-GAAP adjustment:
Tax-equivalent income	1,324	1,420	4,040	4,154
Less non-GAAP adjustments:
Securities gains	296	231	459	283
OTTI recognized in earnings	(23)	(76)	(95)	(160)
Net interest income plus non-interest income - as adjusted	$45,078	$40,931	$128,684	$120,655

Non-GAAP Efficiency ratio	58.91%	62.02%	61.08%	63.29%

Tangible common equity ratio:
Total stockholders' equity	$481,810	$440,791	$481,810	$440,791
Accumulated other comprehensive income (loss)	(16,433)	(13,147)	(16,433)	(13,147)
Goodwill	(81,892)	(76,816)	(81,892)	(76,816)
Other intangible assets, net	(3,641)	(5,195)	(3,641)	(5,195)
Tangible common equity	$379,844	$345,633	$379,844	$345,633

Total assets	$3,887,427	$3,626,043	$3,887,427	$3,626,043
Goodwill	(81,892)	(76,816)	(81,892)	(76,816)
Other intangible assets, net	(3,641)	(5,195)	(3,641)	(5,195)
Tangible assets	$3,801,894	$3,544,032	$3,801,894	$3,544,032

Tangible common equity ratio	9.99%	9.75%	9.99%	9.75%

Outstanding common shares	24,896,136	24,079,204	24,896,136	24,079,204
Tangible book value per common share	$15.26	$14.35	$15.26	$14.35

Sandy Spring Bancorp, Inc. and Subsidiaries
CONDENSED CONSOLIDATED STATEMENTS OF CONDITION - UNAUDITED

	September 30,	December 31,	September 30,
(Dollars in thousands)	2012	2011	2011
Assets
Cash and due from banks	$48,744	$49,832	$43,132
Federal funds sold	466	1,006	1,146
Interest-bearing deposits with banks	30,057	21,476	26,535
Cash and cash equivalents	79,267	72,314	70,813
Residential mortgage loans held for sale (at fair value)	39,884	25,341	23,096
Investments available-for-sale (at fair value)	834,665	951,301	952,074
Investments held-to-maturity -- fair value of $213,235, $184,167 and $193,432
at September 30, 2012, December 31, 2011 and September 30, 2011, respectively	206,613	178,465	189,520
Other equity securities	33,640	34,933	32,586
Total loans and leases	2,468,985	2,239,692	2,145,403
Less: allowance for loan and lease losses	(42,618)	(49,426)	(49,720)
Net loans and leases	2,426,367	2,190,266	2,095,683
Premises and equipment, net	48,784	48,483	48,750
Other real estate owned	9,291	4,431	7,938
Accrued interest receivable	12,813	12,898	12,382
Goodwill	81,892	76,816	76,816
Other intangible assets, net	3,641	4,734	5,195
Other assets	110,570	111,388	111,190
Total assets	$3,887,427	$3,711,370	$3,626,043

Liabilities
Noninterest-bearing deposits	$818,674	$650,377	$643,169
Interest-bearing deposits	2,061,588	2,006,143	1,997,155
Total deposits	2,880,262	2,656,520	2,640,324
Securities sold under retail repurchase agreements and federal funds purchased	58,306	143,613	79,529
Advances from FHLB	405,146	405,408	405,496
Subordinated debentures	35,000	35,000	35,000
Accrued interest payable and other liabilities	26,903	24,720	24,903
Total liabilities	3,405,617	3,265,261	3,185,252

Stockholders' Equity
Common stock -- par value $1.00; shares authorized 50,000,000; shares issued and outstanding 24,896,136, 24,091,042 and 24,079,204 at September 30, 2012,
December 31, 2011 and September 30, 2011, respectively	24,896	24,091	24,079
Additional paid in capital	191,237	177,828	177,451
Retained earnings	249,244	230,942	226,114
Accumulated other comprehensive income	16,433	13,248	13,147
Total stockholders' equity	481,810	446,109	440,791
Total liabilities and stockholders' equity	$3,887,427	$3,711,370	$3,626,043

Sandy Spring Bancorp, Inc. and Subsidiaries
CONDENSED CONSOLIDATED STATEMENTS OF INCOME - UNAUDITED

	Three Months Ended September 30,		Nine Months Ended September 30,
(Dollars in thousands, except per share data)	2012	2011	2012	2011
Interest Income:
Interest and fees on loans and leases	$30,697	$26,791	$86,164	$80,597
Interest on loans held for sale	248	142	587	388
Interest on deposits with banks	38	23	83	62
Interest and dividends on investment securities:
Taxable	4,204	5,693	13,809	16,782
Exempt from federal income taxes	2,308	2,355	7,024	6,932
Interest on federal funds sold	-	-	1	1
Total interest income	37,495	35,004	107,668	104,762
Interest Expense:
Interest on deposits	1,823	2,773	5,707	8,673
Interest on retail repurchase agreements and federal funds purchased	46	49	158	155
Interest on advances from FHLB	3,599	3,628	10,772	10,769
Interest on subordinated debt	242	224	732	671
Total interest expense	5,710	6,674	17,369	20,268
Net interest income	31,785	28,330	90,299	84,494
Provision (credit) for loan and lease losses	232	(3,520)	2,481	(854)
Net interest income after provision (credit) for loan and lease losses	31,553	31,850	87,818	85,348
Non-interest Income:
Investment securities gains	296	231	459	283
Total other-than-temporary impairment ("OTTI") losses	(23)	(76)	(95)	(178)
Portion of OTTI losses recognized in other comprehensive income, before taxes	-	-	-	18
Net OTTI recognized in earnings	(23)	(76)	(95)	(160)
Service charges on deposit accounts	2,230	2,444	6,713	7,133
Mortgage banking activities	1,981	1,141	4,294	2,404
Wealth management income	3,858	3,937	11,949	11,605
Insurance agency commissions	1,020	1,044	3,156	3,177
Income from bank owned life insurance	660	662	1,954	1,962
Visa check fees	984	927	2,844	2,710
Other income	1,236	1,026	3,435	3,016
Total non-interest income	12,242	11,336	34,709	32,130
Non-interest Expenses:
Salaries and employee benefits	15,476	14,892	47,104	44,192
Occupancy expense of premises	3,106	2,784	8,895	8,717
Equipment expenses	1,237	1,143	3,682	3,413
Marketing	764	468	1,824	1,662
Outside data services	1,076	1,073	4,183	3,067
FDIC insurance	667	709	1,972	2,489
Amortization of intangible assets	476	461	1,403	1,384
Other expenses	4,365	4,318	13,645	12,824
Total non-interest expenses	27,167	25,848	82,708	77,748
Income before income taxes	16,628	17,338	39,819	39,730
Income tax expense	5,638	6,081	13,146	12,886
Net income	$10,990	$11,257	$26,673	$26,844

Net Income Per Share Amounts:
Basic net income per share	$0.44	$0.47	$1.09	$1.11
Diluted net income per share	$0.44	$0.47	$1.09	$1.11
Dividends declared per share	$0.12	$0.08	$0.34	$0.24

Sandy Spring Bancorp, Inc. and Subsidiaries
HISTORICAL TRENDS - QUARTERLY FINANCIAL DATA - UNAUDITED

	2012			2011
(Dollars in thousands, except per share data)	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Profitability for the quarter:
Tax-equivalent interest income	$38,819	$36,898	$35,991	$36,156	$36,424	$36,435	$36,057
Interest expense	5,710	5,749	5,910	6,256	6,674	6,854	6,740
Tax-equivalent net interest income	33,109	31,149	30,081	29,900	29,750	29,581	29,317
Tax-equivalent adjustment	1,324	1,340	1,376	1,448	1,420	1,427	1,307
Provision for loan and lease losses	232	1,585	664	2,282	(3,520)	1,151	1,515
Non-interest income	12,242	11,493	10,974	11,370	11,336	10,802	9,992
Non-interest expenses	27,167	28,858	26,683	27,323	25,848	25,838	26,062
Income before income taxes	16,628	10,859	12,332	10,217	17,338	11,967	10,425
Income tax expense	5,638	3,652	3,856	2,959	6,081	3,671	3,134
Net income	$10,990	$7,207	$8,476	$7,258	$11,257	$8,296	$7,291
Financial performance:
Pre-tax pre-provision pre-merger expense income	$16,996	$14,642	$13,370	$12,499	$13,818	$13,118	$11,940
Return on average assets	1.13%	0.78%	0.94%	0.79%	1.24%	0.93%	0.84%
Return on average common equity	9.22%	6.34%	7.60%	6.54%	10.42%	8.03%	7.26%
Net interest margin	3.67%	3.62%	3.56%	3.51%	3.53%	3.58%	3.65%
Efficiency ratio - GAAP (1)	61.70%	69.87%	67.25%	68.61%	65.16%	66.33%	68.58%
Efficiency ratio - Non-GAAP (1)	58.91%	61.54%	63.88%	65.10%	62.02%	62.82%	65.09%
Per share data:
Basic net income per share	$0.44	$0.30	$0.35	$0.30	$0.47	$0.34	$0.30
Diluted net income per share	$0.44	$0.30	$0.35	$0.30	$0.47	$0.34	$0.30
Average fully diluted shares	24,949,205	24,423,236	24,180,501	24,141,084	24,142,137	24,130,357	24,115,906
Dividends declared per common share	$0.12	$0.12	$0.10	$0.10	$0.08	$0.08	$0.08
Non-interest income:
Securities gains	$296	$90	$73	$9	$231	$32	$20
Net OTTI recognized in earnings	(23)	(8)	(64)	-	(76)	(43)	(41)
Service charges on deposit accounts	2,230	2,283	2,200	2,394	2,444	2,437	2,252
Mortgage banking activities	1,981	1,288	1,025	824	1,141	808	455
Wealth management income	3,858	4,034	4,057	4,041	3,937	4,023	3,645
Insurance agency commissions	1,020	934	1,202	1,473	1,044	953	1,180
Income from bank owned life insurance	660	660	634	674	662	654	646
Visa check fees	984	962	898	927	927	949	834
Other income	1,236	1,250	949	1,028	1,026	989	1,001
Total non-interest income	$12,242	$11,493	$10,974	$11,370	$11,336	$10,802	$9,992
Non-interest expense:
Salaries and employee benefits	$15,476	$15,927	$15,701	$15,433	$14,892	$14,676	$14,624
Occupancy expense of premises	3,106	2,943	2,846	2,802	2,784	2,790	3,143
Equipment expenses	1,237	1,255	1,190	1,292	1,143	1,128	1,142
Marketing	764	565	495	727	468	709	485
Outside data services	1,076	1,828	1,279	1,092	1,073	999	995
FDIC insurance	667	653	652	698	709	736	1,044
Amortization of intangible assets	476	466	461	461	461	462	461
Professional fees	1,282	2,156	1,287	1,414	1,314	1,088	1,126
Other real estate owned expenses	174	351	64	604	383	726	699
Other expenses	2,909	2,714	2,708	2,800	2,621	2,524	2,343
Total non-interest expense	$27,167	$28,858	$26,683	$27,323	$25,848	$25,838	$26,062

(1)	The GAAP efficiency ratio is non-interest expenses divided by net interest income plus non-interest income from the Condensed Consolidated Statements of Income. The traditional, non-GAAP efficiency ratio excludes intangible asset amortization and merger expenses from non-interest expense; excludes securities gains; OTTI losses from non-interest income; and adds the tax-equivalent adjustment to net interest income. See the Reconciliation Table included with these Financial Highlights.

Sandy Spring Bancorp, Inc. and Subsidiaries
HISTORICAL TRENDS - QUARTERLY FINANCIAL DATA - UNAUDITED

	2012			2011
(Dollars in thousands)	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Balance sheets at quarter end:
Residential mortgage loans	$499,806	$472,426	$465,204	$448,662	$440,606	$445,605	$444,519
Residential construction loans	128,606	130,791	122,841	108,699	90,727	81,425	84,939
Commercial ADC loans	133,007	151,620	149,814	160,946	141,576	149,215	151,135
Commercial investor real estate loans	447,536	443,237	392,626	371,948	357,358	353,749	355,967
Commercial owner occupied real estate loans	579,711	579,812	525,022	522,076	519,837	511,271	509,215
Commercial business loans	322,087	334,040	253,827	260,327	226,528	225,624	231,448
Leasing	4,233	5,618	5,843	6,954	8,484	10,200	12,477
Consumer loans	353,999	357,534	356,215	360,080	360,287	360,831	360,349
Total loans and leases	2,468,985	2,475,078	2,271,392	2,239,692	2,145,403	2,137,920	2,150,049
Allowance for loan and lease losses	(42,618)	(45,265)	(45,061)	(49,426)	(49,720)	(55,246)	(58,918)
Investment securities	1,074,918	1,006,743	1,067,462	1,164,699	1,174,180	1,128,589	1,087,620
Interest-earning assets	3,614,310	3,584,480	3,416,136	3,452,214	3,370,360	3,322,317	3,283,819
Total assets	3,887,427	3,855,177	3,668,273	3,711,370	3,626,043	3,612,016	3,549,533
Noninterest-bearing demand deposits	818,674	763,566	685,770	650,377	643,169	648,605	619,905
Total deposits	2,880,262	2,852,055	2,681,075	2,656,520	2,640,324	2,657,861	2,599,634
Customer repurchase agreements	58,306	64,779	73,130	63,613	79,529	65,214	75,516
Total interest-bearing liabilities	2,560,040	2,593,501	2,508,756	2,590,164	2,517,180	2,515,053	2,495,916
Total stockholders' equity	481,810	471,464	451,917	446,109	440,791	423,684	409,076
Quarterly average balance sheets:
Residential mortgage loans	$510,475	$488,644	$474,149	$463,754	$453,645	$455,803	$458,329
Residential construction loans	133,236	125,582	116,630	99,983	89,128	84,144	85,891
Commercial ADC loans	142,870	151,374	159,769	153,598	145,835	149,773	149,071
Commercial investor real estate loans	445,012	410,258	377,072	353,975	350,925	352,668	340,008
Commercial owner occupied real estate loans	580,994	539,590	518,763	521,212	515,185	509,273	500,875
Commercial business loans	332,364	284,271	258,099	231,773	225,041	225,646	236,949
Leasing	4,858	5,528	6,325	7,671	9,269	11,154	14,009
Consumer loans	357,135	359,008	358,783	361,888	360,875	362,098	367,261
Total loans and leases	2,506,945	2,364,255	2,269,590	2,193,854	2,149,903	2,150,559	2,152,393
Investment securities	1,038,586	1,052,502	1,086,295	1,173,418	1,168,712	1,121,325	1,054,740
Interest-earning assets	3,599,715	3,453,590	3,389,843	3,392,773	3,355,937	3,305,059	3,237,556
Total assets	3,863,951	3,708,622	3,637,674	3,647,291	3,610,219	3,566,278	3,500,807
Noninterest-bearing demand deposits	774,215	699,638	641,477	655,381	631,192	607,092	582,441
Total deposits	2,857,523	2,714,980	2,642,634	2,658,676	2,640,729	2,607,854	2,548,117
Customer repurchase agreements	62,693	66,674	65,195	74,267	72,646	70,313	79,067
Total interest-bearing liabilities	2,587,815	2,526,541	2,523,394	2,525,128	2,524,728	2,519,114	2,485,451
Total stockholders' equity	474,231	457,338	448,406	440,154	428,511	414,624	407,007
Financial Measures
Average equity to average assets	12.27%	12.33%	12.33%	12.07%	11.87%	11.63%	11.63%
Investment securities to earning assets	29.74%	28.09%	31.25%	33.74%	34.84%	33.97%	33.12%
Loans to earnings assets	68.31%	69.05%	66.49%	64.88%	63.66%	64.35%	65.47%
Loans to assets	63.51%	64.20%	61.92%	60.35%	59.17%	59.19%	60.57%
Loans to deposits	85.72%	86.78%	84.72%	84.31%	81.26%	80.44%	82.71%
Capital measures:
Tier 1 leverage	10.99%	11.21%	11.05%	10.84%	10.79%	10.64%	10.63%
Tier 1 capital to risk-weighted assets	14.31%	14.12%	14.89%	14.57%	14.96%	14.75%	14.21%
Total regulatory capital to risk-weighted assets	15.56%	15.36%	16.14%	15.83%	16.21%	16.01%	15.48%
Book value per share	$19.35	$18.94	$18.72	$18.52	$18.31	$17.58	$16.99
Outstanding shares	24,896,136	24,886,724	24,143,985	24,091,042	24,079,204	24,095,123	24,084,423

Sandy Spring Bancorp, Inc. and Subsidiaries
LOAN PORTFOLIO QUALITY DETAIL - UNAUDITED

	2012			2011
(Dollars in thousands)	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
Non-Performing Assets:
Loans and leases 90 days past due:
Commercial business	$44	$70	$40	$-	$-	$-	$-
Commercial real estate:
Commercial AD&C	-	342	-	-	-	-	-
Commercial investor real estate	-	-	-	-	-	-	-
Commercial owner occupied real estate	-	-	-	-	-	-	-
Leasing	127	96	-	2	63	20	24
Consumer	18	5	89	165	373	337	169
Residential real estate:
Residential mortgage	116	91	167	167	2,291	3,820	4,616
Residential construction	-	-	-	243	-	-	2,367
Total loans and leases 90 days past due	305	604	296	577	2,727	4,177	7,176
Non-accrual loans and leases:
Commercial business	4,919	4,583	6,542	7,226	8,038	8,288	9,649
Commercial real estate:
Commercial AD&C	8,957	13,055	14,303	18,702	24,481	26,133	28,310
Commercial investor real estate	12,345	13,327	13,893	16,963	16,118	2,975	2,519
Commercial owner occupied real estate	13,742	15,146	16,295	14,709	11,847	13,019	12,304
Leasing	834	872	858	853	956	1,017	1,529
Consumer	1,607	1,651	1,700	1,786	1,478	590	720
Residential real estate:
Residential mortgage	3,644	2,600	4,818	5,722	6,081	6,295	6,652
Residential construction	3,236	4,333	4,929	5,719	5,034	5,701	5,222
Total non-accrual loans and lease	49,284	55,567	63,338	71,680	74,033	64,018	66,905
Total restructured loans - accruing	10,283	8,285	8,547	6,881	6,088	8,299	14,266
Total non-performing loans and leases	59,872	64,456	72,181	79,138	82,848	76,494	88,347
Other assets and real estate owned (OREO)	9,291	9,553	4,834	4,431	7,938	6,951	7,960
Total non-performing assets	$69,163	$74,009	$77,015	$83,569	$90,786	$83,445	$96,307

	For the quarter ended,
	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
(Dollars in thousands)	2012	2012	2012	2011	2011	2011	2011
Analysis of Non-accrual Loan and Lease Activity:
Balance at beginning of period	$55,567	$63,338	$71,680	$74,033	$64,018	$66,905	$63,327
Non-accrual balances transferred to OREO	(232)	(2,131)	-	(511)	(142)	(791)	(535)
Non-accrual balances charged-off	(3,697)	(1,663)	(4,965)	(2,758)	(1,375)	(2,112)	(2,701)
Net payments or draws	(6,342)	(4,149)	(5,061)	(6,724)	(4,839)	(8,016)	(2,531)
Loans placed on non-accrual	3,988	1,261	1,809	8,640	17,226	8,032	9,526
Non-accrual loans brought current	-	(1,089)	(125)	(1,000)	(855)	-	(181)
Balance at end of period	$49,284	$55,567	$63,338	$71,680	$74,033	$64,018	$66,905

Analysis of Allowance for Loan Losses:
Balance at beginning of period	$45,265	$45,061	$49,426	$49,720	$55,246	$58,918	$62,135
Provision for loan and lease losses	232	1,585	664	2,282	(3,520)	1,151	1,515
Less loans charged-off, net of recoveries:
Commercial business	(225)	(185)	(39)	(65)	397	769	790
Commercial real estate:
Commercial AD&C	1,983	(59)	1,076	275	151	253	(137)
Commercial investor real estate	123	140	3,219	335	30	504	(4)
Commercial owner occupied real estate	653	484	-	329	45	113	-
Leasing	(17)	(3)	5	181	85	455	333
Consumer	111	228	348	352	375	713	1,091
Residential real estate:
Residential mortgage	253	713	420	792	751	1,319	2,095
Residential construction	(2)	63	-	377	172	697	564
Net charge-offs	2,879	1,381	5,029	2,576	2,006	4,823	4,732
Balance at end of period	$42,618	$45,265	$45,061	$49,426	$49,720	$55,246	$58,918

Asset Quality Ratios:
Non-performing loans to total loans	2.42%	2.60%	3.18%	3.53%	3.86%	3.58%	4.11%
Non-performing assets to total assets	1.78%	1.92%	2.10%	2.25%	2.50%	2.31%	2.71%
Allowance for loan losses to loans	1.73%	1.83%	1.98%	2.21%	2.32%	2.58%	2.74%
Allowance for loan losses to non-performing loans	71.18%	70.23%	62.43%	62.46%	60.01%	72.22%	66.69%
Net charge-offs in quarter to average loans	0.46%	0.23%	0.89%	0.47%	0.37%	0.90%	0.89%

Sandy Spring Bancorp, Inc. and Subsidiaries
CONSOLIDATED AVERAGE BALANCES, YIELDS AND RATES - UNAUDITED

	Three Months Ended September 30,
	2012			2011
			Annualized			Annualized
	Average	(1)	Average	Average	(1)	Average
(Dollars in thousands and tax-equivalent)	Balances	Interest	Yield/Rate	Balances	Interest	Yield/Rate
Assets
Residential mortgage loans (2)	$510,475	$5,262	4.15%	$453,645	$5,373	4.74%
Residential construction loans	133,236	1,214	3.63	89,128	899	4.00
Commercial ADC loans	142,870	1,965	5.47	145,835	1,688	4.59
Commercial investor real estate loans	445,012	6,161	5.51	350,925	4,908	5.49
Commercial owner occupied real estate loans	580,994	7,938	5.56	515,185	7,760	6.01
Commercial business loans	332,364	5,172	5.97	225,041	2,845	5.01
Leasing	4,858	79	6.51	9,269	157	6.79
Consumer loans	357,135	3,154	3.54	360,875	3,303	3.63
Total loans and leases (3)	2,506,945	30,945	4.93	2,149,903	26,933	4.98
Taxable securities	745,475	4,508	2.42	916,982	6,044	2.64
Tax-exempt securities (4)	293,111	3,328	4.54	251,730	3,424	5.44
Interest-bearing deposits with banks	53,717	38	0.29	35,992	23	0.25
Federal funds sold	466	-	0.22	1,330	-	0.13
Total interest-earning assets	3,599,715	38,819	4.30	3,355,937	36,424	4.32

Less: allowance for loan and lease losses	(45,467)			(55,980)
Cash and due from banks	46,583			47,421
Premises and equipment, net	49,234			49,037
Other assets	213,887			213,804
Total assets	$3,863,951			$3,610,219

Liabilities and Stockholders' Equity
Interest-bearing demand deposits	$392,117	85	0.09%	$346,941	102	0.12%
Regular savings deposits	216,249	51	0.09	187,060	47	0.10
Money market savings deposits	894,708	488	0.22	865,492	909	0.42
Time deposits	580,234	1,199	0.82	610,044	1,715	1.12
Total interest-bearing deposits	2,083,308	1,823	0.35	2,009,537	2,773	0.55
Other borrowings	64,324	46	0.29	74,657	49	0.26
Advances from FHLB	405,184	3,599	3.53	405,534	3,628	3.55
Subordinated debentures	35,000	242	2.77	35,000	224	2.55
Total interest-bearing liabilities	2,587,815	5,710	0.88	2,524,728	6,674	1.05

Noninterest-bearing demand deposits	774,215			631,192
Other liabilities	27,689			25,788
Stockholders' equity	474,231			428,511
Total liabilities and stockholders' equity	$3,863,951			$3,610,219

Net interest income and spread		$33,109	3.42%		$29,750	3.27%
Less: tax-equivalent adjustment		1,324			1,420
Net interest income		$31,785			$28,330

Interest income/earning assets			4.30%			4.32%
Interest expense/earning assets			0.63			0.79
Net interest margin			3.67%			3.53%

(1)	Tax-equivalent income has been adjusted using the combined marginal federal and state rate of 39.88% for 2012 and 2011. The annualized taxable-equivalent adjustments utilized in the above table to compute yields aggregated to $1.3 million and $1.4 million in 2012 and 2011, respectively.

(2)	Includes residential mortgage loans held for sale. Home equity loans and lines are classified as consumer loans.

(3)	Non-accrual loans are included in the average balances.

(4)	Includes only investments that are exempt from federal taxes.

Sandy Spring Bancorp, Inc. and Subsidiaries
CONSOLIDATED AVERAGE BALANCES, YIELDS AND RATES - UNAUDITED

	Nine Months Ended September 30,
		2012			2011
			Annualized			Annualized
	Average	(1)	Average	Average	(1)	Average
(Dollars in thousands and tax-equivalent)	Balances	Interest	Yield/Rate	Balances	Interest	Yield/Rate
Assets
Residential mortgage loans (2)	$491,160	$16,003	4.37%	$455,909	$16,747	4.89%
Residential construction loans	125,179	3,505	3.74	86,399	2,448	3.79
Commercial ADC loans	151,307	5,855	5.17	148,215	4,813	4.34
Commercial investor real estate loans	410,905	16,925	5.50	347,926	15,236	5.94
Commercial owner occupied real estate loans	546,575	22,722	5.64	508,478	22,686	6.05
Commercial business loans	291,727	11,988	5.33	229,168	8,493	4.95
Leasing	5,568	272	6.52	11,460	576	6.70
Consumer loans	358,304	9,481	3.56	363,388	9,986	3.70
Total loans and leases (3)	2,380,725	86,751	4.88	2,150,943	80,985	5.03
Taxable securities	775,916	14,761	2.54	879,230	17,810	2.70
Tax-exempt securities (4)	283,137	10,112	4.76	236,113	10,058	5.68
Interest-bearing deposits with banks	40,892	83	0.27	32,257	62	0.25
Federal funds sold	811	1	0.17	1,408	1	0.14
Total interest-earning assets	3,481,481	111,708	4.28	3,299,951	108,916	4.41

Less: allowance for loan and lease losses	(47,442)			(58,672)
Cash and due from banks	45,844			45,587
Premises and equipment, net	48,959			49,130
Other assets	208,371			223,506
Total assets	$3,737,213			$3,559,502

Liabilities and Stockholders' Equity
Interest-bearing demand deposits	$379,910	256	0.09%	$336,020	278	0.11%
Regular savings deposits	209,920	155	0.10	182,424	142	0.10
Money market savings deposits	869,675	1,471	0.23	855,458	2,865	0.45
Time deposits	573,946	3,825	0.89	618,250	5,388	1.17
Total interest-bearing deposits	2,033,451	5,707	0.37	1,992,152	8,673	0.58
Other borrowings	72,347	158	0.29	77,135	155	0.27
Advances from FHLB	405,271	10,772	3.55	405,621	10,769	3.55
Subordinated debentures	35,000	732	2.79	35,000	671	2.55
Total interest-bearing liabilities	2,546,069	17,369	0.91	2,509,908	20,268	1.08

Noninterest-bearing demand deposits	705,362			607,087
Other liabilities	25,738			25,714
Stockholders' equity	460,044			416,793
Total liabilities and stockholders' equity	$3,737,213			$3,559,502

Net interest income and spread		$94,339	3.37%		$88,648	3.33%
Less: tax-equivalent adjustment		4,040			4,154
Net interest income		$90,299			$84,494

Interest income/earning assets			4.28%			4.41%
Interest expense/earning assets			0.66			0.82
Net interest margin			3.62%			3.59%

(1)	Tax-equivalent income has been adjusted using the combined marginal federal and state rate of 39.88% for 2012 and 2011. The annualized taxable-equivalent adjustments utilized in the above table to compute yields aggregated to $4.0 million and $4.2 million in 2012 and 2011, respectively.

(2)	Includes residential mortgage loans held for sale. Home equity loans and lines are classified as consumer loans.

(3)	Non-accrual loans are included in the average balances.

(4)	Includes only investments that are exempt from federal taxes.